UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20,
2018
(March 17, 2018)



Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)








Minnesota

0-1937

41-0843268
(State or Other
Jurisdiction of
Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrants telephone number, including area code: (312)
505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

-
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
7.01. Regulation FD Disclosure.
Monthly Operating Report
    As previously disclosed, on May 22, 2017, Oakridge Holdings, Inc. ("we" or the "Company") and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation ("Stinar" and together with the Company, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court") seeking relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Chapter 11 Cases are being administered under the captions "In re Oakridge Holdings, Inc.," Case No. 17-31669 and In re Stinar HG, Inc., dba Stinar Corporation Case No. 17-341670 (the "Chapter 11 Cases"). The Debtors continue to operate their businesses and manage their properties as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
    On March 17, 2018, the Debtors filed their monthly operating reports for the period of February 1, 2018 through February 28, 2018 with the Bankruptcy Court (the "Monthly Operating Reports). The Monthly Operating Report of Oakridge Holdings, Inc. is attached to this Current Report on Form
8-K as
Exhibit 99.1. The Monthly Operating Report of Stinar HG, Inc. is attached to this Current Report on Form 8-K as Exhibit 99.2.
    The information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and 99.2, are being "furnished" pursuant to General Instruction B.2 of Form 8-
K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Companys filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Cautionary Statements Regarding the Monthly Operating Reports
    The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports was not prepared in accordance with accounting principles generally accepted in the United States
("GAAP") and,
therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Reports also contain information for periods which are different from the historical periods required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the Company's financial condition or operating results for a period that would be reflected in the Company's financial statements or its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits





99.1

Monthly Operating Report of Oakridge Holdings, Inc. for
the Period of February 1, 2018 through February 28,
2018, filed with the Bankruptcy Court on March 17,
2018
99.2

Monthly Operating Report of Stinar HG, Inc. for the
Period of February 1, 2018 through February 28, 2018, filed with the Bankruptcy Court on March 17, 2018

__________________________________________________________


SIGNATURES
    Pursuant to the requirements of the Securities
Exchange Act
of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.














OAKRIDGE HOLDINGS, INC.
(Registrant)




Date: March _20_, 2018



By:

/s/ Robert C. Harvey




Name:

Robert C. Harvey




Title:

President, Chief
Executive Officer,
Chief Financial Officer
and Chairman of the
Board of Directors